Shareholder Letter Q1 2024 JO B Y A V IA T IO N M A Y 7 , 20 24 JO B Y A V IA T IO N .C O M

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 AT A GLANCE Production Ramp-Up Our second production prototype aircraft rolled off our Pilot Production Line and is expected to join our first production prototype at Edwards Air Force Base later this year, with two further aircraft now in final assembly. We broke ground on an expanded production facility in Marina, CA and acquired an existing facility in Dayton, OH to support initial scaled manufacturing operations. Certification and Testing We became the first - and so far only - electric air taxi company to have their final airworthiness criteria published by the FAA. We submitted our first system-level test plans and began building our first FAA-conforming tail. We completed our pre-production flight test program, having completed more than 1,500 full-scale eVTOL flights. Commercial Progress We widened our partnership with the U.S. Air Force through a commitment to deliver two aircraft to MacDill Air Force Base in 2025. We signed a multilateral agreement with three Abu Dhabi government departments to support the development of an electric air taxi ecosystem in the Emirate, building on our recent agreement with the government of Dubai which grants us the exclusive right to operate air taxis in the Emirate. STRONG FINANCIAL FOUNDATION At the end of the first quarter of 2024, we maintained a strong balance sheet with $924 million in cash and short- term investments. Our use of cash in the quarter reflected spending to progress aircraft certification and manufacturing operations. NET LOSS Net loss of $95 million reflected a loss from operations of $146 million, partly offset by interest and other income of $51 million. Operating expenses primarily reflected costs to support certification and manufacturing of prototype aircraft, parts and test articles. ADJUSTED EBITDA Adjusted EBITDA loss of $110 million largely reflected our operating expenses excluding depreciation, amortization and stock-based compensation. Q1 2024 Highlights 2

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Production Ramp-Up FOLLOWING THE LAUNCH of production at our Marina, CA facility last year, we have continued to increase our manufacturing rate, with a goal of reaching a production run-rate equivalent to one aircraft a month by the end of the year. Our second production prototype aircraft has now rolled off the line and we have two additional aircraft in final assembly. In support of our increased manufacturing rate, we broke ground on an expanded production facility in Marina. The new building will more than double our footprint, providing space for us to increase annual production capacity at the site to 25 aircraft per year. The facility will also house a range of key operational facilities, including an expanded pilot training and flight simulation center as well as aircraft maintenance facilities that are designed to support the scaling of Joby’s commercial operations. The growth is supported by a $9.8 million CalCompetes grant, awarded last year, that will offset a portion of the building cost. We also began hiring at our newly acquired facility in Dayton, OH. The existing building, located at Dayton International Airport, is the first step in our plan to develop facilities that will support us in our goal of producing up to 500 aircraft per year, and is being outfitted to manufacture parts in support of our Pilot Production Line in California. We expect the facility to come online later this year. 3

Certification Progress

JOBY BECAME THE FIRST electric air taxi company to have its final airworthiness criteria issued by the FAA. Published in the Federal Register, the guidance reinforced Joby's approach to certification and confirmed that no design changes are required to meet type certification requirements.

Contributing to our progress in Stage 4 of certification, we submitted several equipment-level test plans during the quarter, covering the control surface actuators, pilot inceptors, mission display computer and vehicle navigation computer, plus numerous structural test plans. We also submitted two qualification plans related to the aircraft's energy storage system, covering the charge port and pump as well as the battery control and distribution system.

We also continued to progress up the aircraft testing pyramid, submitting our first system-level test plan to the FAA during the quarter. This plan covers operational testing for the integrated flight and propulsion system, a cornerstone of the unique flight controls and vectored thrust technology that define our aircraft.

Our progress on FAA type certification is the foundation for our commercialization efforts in the U.S. and international markets. This quarter, we progressed our work with the General Civil Aviation Authority, the regulatory authority in the UAE, to collaboratively drafting detailed plans that describe all aspects of our aircraft design and planned operations, establishing the processes and requirements necessary for us to begin early operations in Dubai.

DATA AS OF MAY 1, 2024


STAGE 1
Certification Basis
JOBY
100%
FAA
100%
STAGE 2
Means of Compliance
97%
97%
STAGE 3
Certification Plans
100%
100%
STAGE 4
Testing & Analysis
28%
9%
STAGE 5
Show & Verify
1%
0%

Percentage completion may fluctuate mildly through the course of certification as documents are edited and resubmitted. Data as of May 1, 2024. It is typical for a small portion of the Means of Compliance to remain open in order to address minor design changes and improvements that may occur later in the process. We therefore consider the second stage essentially complete.

Q1 2024 Shareholder Letter May 7, 2024 Joby Aviation 4

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Testing 5 AFTER FLYING MORE THAN 33,000 miles across over 1,500 flights with full-scale, pre-production prototype aircraft, we successfully concluded this phase of our flight test campaign. Our second pre-production prototype completed more than 100 flights with a pilot on board and the first-ever flights of an electric air taxi in New York City. Our extensive flight testing campaign over the last four years has been central to our progress on certification and early operations, generating vast amounts of real- world data to validate our design, including human factors and handling characteristics, by flying at high speed and altitude, different states of charge and a range of weather conditions. Flight test learnings also drove design and manufacturing process improvements to ensure reliability and contributed to the development of tools that continuously monitor the health of aircraft systems based on operational flight data. This quarter, we also completed expansions to our testing capabilities that increase our capacity to perform developmental and for-credit testing. We developed and installed new actuator load test stands covering our tilt, variable pitch, and control surface actuators. Our propulsion system test stand, or ‘Whirly’, has been upgraded to operate at higher speeds and test across a wider spectrum of the flight envelope, recording more data to validate system endurance and durability. We also commissioned a battery test building to conduct routine thermal runaway testing at the cell, module, and pack level. Each of these upgrades to our testing capabilities build on learnings from multiple generations of in-house test platform development to ensure we can efficiently and accurately test all of the equipment and systems on our aircraft. At the integrated systems level, we are now running extensive testing in our integrated test lab with actively loaded actuators and motors, alongside flight electronics and aircraft software.

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Commercial Progress WE WIDENED OUR PARTNERSHIP with the U.S. Air Force, announcing that we plan to deliver two aircraft to MacDill Air Force Base in 2025, as part of our $131 million contract with AFWERX Agility Prime program. MacDill AFB is home to the U.S. Special Operations Command, U.S. Central Command, and units from the Air Mobility Command, along with numerous logistics- oriented units. Joby’s deployment at MacDill marks the first time we will be working directly with Department of Defense operational units, enabling them to carry out representative logistics missions and test use cases in personnel transport, casualty evacuation and the support of security forces. In April, we signed a multilateral agreement with three Abu Dhabi government departments that identified potential governmental support for establishing and scaling air taxi services in the United Arab Emirates capital and beyond. The Memorandum of Understanding demonstrates the breadth of support for Joby’s technology across the Abu Dhabi government and covers all areas required to launch, grow and scale Joby’s service, including training, infrastructure development and flight operations, as well as the potential to establish a regional manufacturing presence in Abu Dhabi. The announcement builds on our existing commitments to the UAE, including the exclusive right to operate air taxi services in Dubai, which are planned to start as early as 2025. With service in Abu Dhabi expected to start after Joby’s launch in Dubai, the agreement is also expected to unlock inter-emirate services between Abu Dhabi and Dubai. 6

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 First Quarter 2024 Financial Summary IN THE FIRST QUARTER OF 2024, our net loss of $94.6 million reflected a net operating loss of $145.9 million and other income of $51.3 million. In the first quarter, our revenue reflected services provided to the Department of Defence as part of our $131 million contract. Operating expenses for the quarter totaled $145.9 million and reflected costs to support our certification and manufacturing of our aircraft. Expenses included stock- based compensation of $27.0 million and depreciation and amortization of $8.5 million. Other income reflected the revaluation of warrants and earn-out shares of $39.0 million and interest and other income of $12.3 million. Net loss in the first quarter of 2024 reflected an $18.8 million decrease compared with the net loss in the first quarter of 2023. The lower net loss compared with 2023 primarily reflected a higher loss from operations of $46.2 million, reflecting higher operating expenses, more than offset by the favorable revaluation of warrants and earnout shares compared to an unfavorable revaluation in 2023 of $61.1 million. Higher operating expenses reflected growth in our organization, support for certification, increased stock based compensation expense, lower payments from government contract deliverables, and increased purchases of prototype parts for manufacturing, testing and certification. Compared with the fourth quarter of 2023, our first quarter net loss was $20.5 million lower than the net loss reported in the prior quarter. Other income was $38.2 million higher than the prior quarter primarily reflecting a higher favorable revaluation gain on our warrants and earnout shares compared with the fourth quarter of 2023. The higher loss from operations of $17.7 million compared with the fourth quarter of 2023 primarily reflected increased research and development cost from higher personnel cost, including stock-based compensation expenses, as we grew the team to support certification and manufacturing and lower payments from contract deliverables. Adjusted EBITDA in the first quarter of 2024 was a loss of $110.4 million, primarily reflecting employee costs and support associated with the development, certification and manufacturing of the aircraft. The adjusted EBITDA loss was $35.0 million higher than in the first quarter of 2023 and $14.2 million higher than the prior quarter. Adjusted EBITDA is a non-GAAP metric that excludes the loss from the revaluation of our derivative liabilities, stock-based compensation expense, depreciation and amortization, interest income and expense, income from equity-method investments, and other non-operating costs. Please see the section titled “Non-GAAP Financial Measures” for a reconciliation of Net Income to Adjusted EBITDA. We ended the first quarter of 2024 with $923.9 million in cash, cash equivalents, and investments in marketable securities, a reduction of $108.4 million. During the first quarter, cash used in operations totaled $106.6 million and spending on property and equipment totaled $6.9 million. 7

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Condensed Statement of Operations JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands, except share and per share data) May 7, 20 4 8 REVENUE: Flight services 25 — Operating expenses: Flight services 15 — Research and development 115,636 75,518 Selling, general and administrative 30,271 24,198 Total operating expenses 145,922 99,716 Loss from operations (145,897) (99,716) Interest and other income, net 12,319 8,400 Gain (Loss) from change in fair value of warrants and earnout shares 39,027 (22,043) Total other income (loss), net 51,346 (13,643) Loss before income taxes (94,551) (113,359) Income tax expense 36 34 Net loss (94,587) (113,393) Net loss per share, basic and diluted (0.14) (0.19) Weighted-average common shares outstanding, basic and diluted 681,749,388 605,184,671 2023 Three Months Ended March 31 2024 $$ $ $ $ $

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Condensed Balance Sheets JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 9 MARCH 31, 2024 DECEMBER 31, 2023 ASSETS Current assets: Cash and cash equivalents 110,548 204,017 Short-term investments 813,340 828,233 Total cash, cash equivalents and short-term investments 923,888 1,032,250 Other receivables 6,939 4,659 Prepaid expenses and other current assets 20,863 18,842 Total current assets 951,690 1,055,751 Property and equipment, net 103,606 103,430 Operating lease right-of-use assets 28,596 28,286 Restricted cash 762 762 Intangible assets 5,013 6,585 Goodwill 14,011 14,011 Other non-current assets 60,679 60,610 Total assets 1,164,357 1,269,435 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable 3,731 3,006 Operating lease liabilities, current portion 4,492 4,312 Accrued and other current liabilities 30,017 37,818 Total current liabilities 38,240 45,136 Operating lease liabilities, net of current portion 26,517 26,349 Warrant liability 46,969 62,936 Earnout shares liability 72,984 95,969 Other non-current liabilities 4,516 4,683 Total liabilities 189,226 235,073 Commitments and contingencies Stockholders’ equity: Preferred stock — — Common stock 70 70 Additional paid-in capital 2,318,932 2,282,475 Accumulated deficit (1,342,290) (1,247,703) Accumulated other comprehensive loss (1,581) (480) Total stockholders’ equity 975,131 1,034,362 Total liabilities and stockholders’ equity $1,164,357 1,269,435 $ $ $$ $ $ $ $

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Condensed Statement of Cash Flows JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 2024 2023 CASH FLOWS FROM OPERATING ACTIVITIES Net loss (94,587) (113,393) Reconciliation of net loss to net cash used in operating activities: Depreciation and amortization expense 8,507 7,067 Stock-based compensation expense 27,017 17,258 Loss (Gain) from change in the fair value of warrants and earnout shares (39,027) 22,070 Net accretion and amortization of investments in marketable debt securities (5,492) (3,670) Changes in operating assets and liabilities Other receivables and prepaid expenses and other current assets (4,230) (8,517) Other non-current assets (234) 2,629 Accounts payable and accrued and other liabilities 1,243 (1,083) Non-current liabilities 168 (929) Net cash used in operating activities (106,635) (78,568) CASH FLOWS FROM INVESTING ACTIVITIES Purchase of marketable securities (160,033) (126,445) Proceeds from sales and maturities of marketable securities 179,546 116,072 Purchases of property and equipment (6,885) (8,756) Net cash provided by (used in) investing activities 12,628 (19,129) CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from issuance of common stock and warrants — 50 Proceeds from the exercise of stock options and warrant issuance 1,010 612 Repayments of tenant improvement loan and obligations under finance lease (472) (240) Net cash provided by financing activities 538 422 Net change in cash, cash equivalents and restricted cash (93,469) (97,275) Cash, cash equivalents and restricted cash, at the beginning of the period 204,779 150,067 Cash, cash equivalents and restricted cash, end of the period 111,310 52,792 RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH TO CONDENSED CONSOLIDATED BALANCE SHEETS Cash and cash equivalents 110,548 49,795 Restricted cash 762 2,997 Cash, cash equivalents and restricted cash 111,310 52,792 Three Months Ended March 31 10 $ $ $ $ $$ $$

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Non-GAAP Financial Measures ADJUSTED EBITDA is a non-GAAP measure of operating performance that is included to communicate the financial performance of activities associated with core operations that support the development, manufacturing and commercialization of the Joby aircraft. Adjusted EBITDA is defined as net income (loss) before interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense, income from equity-method investments unrelated to core operations, impact from revaluation of non-operating derivative liabilities, and other income or costs which are not directly related to ongoing core operations. We believe Adjusted EBITDA, when read in conjunction with our GAAP financials, provides investors and management with a useful measure for the evaluation of our operating results and a basis for comparing our core, ongoing operations from period to period. Because Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP, it should not be considered more meaningful than or as a substitute for net income (loss) as an indicator of our operating performance. Adjusted EBITDA may not be directly comparable to similarly titled measures provided by other companies due to potential differences in methods of calculation. From time to time, we may modify the nature of the adjustments we make to arrive at Adjusted EBITDA. A reconciliation of Adjusted EBITDA to net income is as follows: JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 2024 2023 Net loss (94,587) (113,393) Income tax expense 36 34 Loss before income taxes (94,551) (113,359) Interest and other income, net (12,319) (8,400) Loss (Gain) from change in the fair value of warrants and earnout shares (39,027) 22,043 Loss from operations (145,897) (99,716) Stock-based compensation expense 27,017 17,258 Depreciation and amortization expense 8,507 7,067 Adjusted EBITDA (110,373) (75,391) $ $ $ 11 $ Three Months Ended March 31

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Upcoming Events Today’s Webcast Details Q1 2024 FINANCIAL RESULTS WEBCAST The Company will host a webcast and conference call at 5:00pm ET (2:00pm PT) on Tuesday May 7, 2024. The webcast will be publicly available in the Financial Results section of the company’s investor website ir.jobyaviation.com. May 7, 2024 12 J.P. MORGAN 52ND ANNUAL GLOBAL TECHNOLOGY, MEDIA AND COMMUNICATIONS CONFERENCE WOLFE RESEARCH 16TH ANNUAL GLOBAL TRANSPORTATION & INDUSTRIALS CONFERENCE TD COWEN 2ND ANNUAL SUSTAINABILITY CONFERENCE JEFFERIES eVTOL SUMMIT 2024 FARNBOROUGH INTERNATIONAL AIRSHOW

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 Forward-Looking Statements 13 CONTACT DETAILS Investors: investors@jobyaviation.com Media: press@jobyaviation.com THIS SHAREHOLDER LETTER CONTAINS “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft; the growth of our manufacturing capabilities, including the size, capacity, potential production volumes, planned investments, and available incentives and grants and the timing of our planned manufacturing facility in Dayton, Ohio and our ongoing plans for our facility in Marina, California; our regulatory outlook, progress and timing; expected benefits of our contract with the Department of Defense, including the timing and location of potential aircraft deliveries; our business plan, objectives, goals and market opportunity in the U.S. and foreign markets; our planned operations in the United Arab Emirates, including our expectation to start commercial passenger service in Dubai as early as 2025, potential manufacturing operations in Abu Dhabi and our path to certification in the UAE; plans for, and potential benefits of, our strategic partnerships; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations, including the expected benefits of our vertically-integrated business model and our expected cash usage for fiscal year 2025. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; formal approval of state and local incentives, permitting and other legal and regulatory matters as customarily accompany such investment projects; complexities related to obtaining certification and operating in foreign markets; the competitive environment in which we operate; our future capital needs; permitting and other legal and regulatory matters related to our manufacturing sites; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2024, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Joby AviationQ1 2024 Shareholder Letter May 7, 2024 JoeBen Bevirt meets with U.S. Secretary of Transportation Pete Buttigieg in Washington, D.C. U.S. Department of Energy’s Under Secretary for Science and Innovation, Dr. Geri Richmond, and team visit Joby in Marina. The inaugural Women of Joby Summit. Joby's advanced manufacturing team in Munich, Germany. Joby completes High-Intensity Radiated Field (HIRF) testing at Edwards Air Force Base. Jen Kiggans (left, R-VA) and Sen. Tammy Duckworth (right, D-IL) celebrating National Women in Aviation Week with Joby on Capitol Hill. 14 Photo: Ronald Flores for A xios

Test engineer Aryssa performing loads testing on our control surface actuators.



JoeBen introduces His Highness Sheikh Theyab bin Mohamed bin Zayed to Joby's Aircraft at DriftX Abu Dhabi.



Governor of Tokyo Yuriko Koike spoke at SusHi Tech Tokyo 2024, with our aircraft featured at the opening ceremony.



Our 'Whirly' propulsion system test asset, used to conduct endurance testing.



We broke ground on our planned factory expansion in Marina, California.

Q1 2024 Shareholder Letter May 7, 2024 Joby Aviation 15

Joby AviationQ1 2024 Shareholder Letter May 7, 2024